April 24, 2025 First Quarter 2025 Conference Call EXHIBIT 99.2

2 2 This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding: our plans, strategies and objectives for future operations; any projections of financial items including projections as to guidance and other outlook information; future operations expenditures; our ability to enter into, renew and/or perform commercial contracts; the spot market; our current work continuing; visibility and future utilization; our protocols and plans; future economic or political conditions; energy transition or energy security; our spending and cost management efforts and our ability to manage changes; oil price volatility and its effects and results; our ability to identify, effect and integrate mergers, acquisitions, joint ventures or other transactions, including the integration of the Alliance acquisition and any subsequently identified legacy issues with respect thereto; developments; any financing transactions or arrangements or our ability to enter into such transactions or arrangements; our sustainability initiatives; our share repurchase program or execution; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to market conditions and the demand for our services; volatility of oil and natural gas prices; complexities of global political and economic developments, including tariffs; results from mergers, acquisitions, joint ventures or similar transactions; results from acquired properties; our ability to secure and realize backlog; the performance of contracts by customers, suppliers and other counterparties; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; the effectiveness of our sustainability initiatives and disclosures; human capital management issues; geologic risks; and other risks described from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by law. INTRODUCTION Forward-Looking Statements

3 3 • Executive Summary (pg. 4) • Operational Highlights (pg. 7) • Key Financial Metrics (pg. 12) • 2025 Outlook (pg. 15) • Non-GAAP Reconciliations (pg. 20) • Questions and Answers PRESENTATION OUTLINE Agenda

4 Executive Summary

5 5 EXECUTIVE SUMMARY Summary of Results ($ in millions, except per share amounts, unaudited) Three Months Ended 3/31/25 3/31/24 12/31/24 Revenues 278 $ 296 $ 355 $ Gross profit 28 $ 20 $ 59 $ 10% 7% 17% Net income (loss) 3 $ (26) $ 20 $ Basic earnings (loss) per share 0.02 $ (0.17) $ 0.13 $ Diluted earnings (loss) per share $ (0.17) 0.02 $ 0.13 $ Adjusted EBITDA1 Business segments 61 $ 57 $ 89 $ Corporate, eliminations and other (9) (10) (18) Adjusted EBITDA1 $ 47 52 $ 72 $ Cash and cash equivalents 370 $ 324 $ 368 $ Net Debt1 $ (6) (59) $ (53) $ Cash flows from operating activities 16 $ 64 $ 78 $ Free Cash Flow1 $ 61 12 $ 65 $ 1 Adjusted EBITDA, Net Debt and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below Amounts may not add due to rounding

6 6 First Quarter 2025 Financial Results • Net income of $3 million, $0.02 per diluted share • Adjusted EBITDA1 of $52 million • Operating cash flows of $16 million • Free Cash Flow1 of $12 million Financial Condition at March 31, 2025 • Cash and cash equivalents of $370 million • Liquidity2 of $405 million • Long-term debt3 of $311 million • Negative Net Debt1 of $59 million Operations • Commenced Q7000 operations in Brazil with Shell on 400-day contract plus options • Siem Helix 2 commenced new three-year contract with Petrobras at higher rates • Commenced charter with the Trym for site clearance operations in the North Sea Commercial • Renewables trenching contract in North Sea for the Hornsea 3 Offshore Wind Farm expected to last 300 days beginning 2026 • Renewal of HWCG contract through March 2027 EXECUTIVE SUMMARY First Quarter 2025 Highlights 1 Adjusted EBITDA, Free Cash Flow and Net Debt are non-GAAP financial measures; see non-GAAP reconciliations below 2 Liquidity is calculated as the sum of cash and cash equivalents and availability under Helix’s ABL Facility, and excludes cash pledged to the ABL Facility 3 Long-term debt is presented net of unamortized discounts and deferred issuance costs 4 Revenue percentages net of intercompany eliminations Production Maximization 50% Decommissioning 42% Renewables 6% Other 2% Revenue By Market Strategy4 Quarter Ended March 31, 2025

7 Operational Highlights

OPERATIONAL HIGHLIGHTS

Segment Results

($ in millions, unaudited)

	Three Months Ended					
	3/31/25		3/31/24		12/31/24	
Revenues						
Well Intervention	$ 198		$ 211		$ 226	
Robotics	51		50		82	
Shallow Water Abandonment	17		27		38	
Production Facilities	20		24		18	
Intercompany eliminations	(8)		(16)		(9)	
Total	$ 278		$ 296		$ 355	
Gross profit (loss) %						
Well Intervention	$ 24	*12%*	$ 23	*11%*	$ 34	*15%*
Robotics	8	*16%*	8	*16%*	23	*28%*
Shallow Water Abandonment	(12)	*(69)%*	(10)	*(36)%*	(3)	*(9)%*
Production Facilities	7	*38%*	(1)	*(5)%*	7	*36%*
Eliminations and other	(1)		(1)		(1)	
Total	$ 28	*10%*	$ 20	*7%*	$ 59	*17%*
Utilization						
Well Intervention vessels	67%		90%		79%	
Robotics vessels	67%		74%		98%	
Robotics assets (ROVs and trenchers)	51%		58%		64%	
Shallow Water Abandonment vessels	30%		41%		64%	
Shallow Water Abandonment systems	11%		26%		17%	

Amounts may not add due to rounding

First Quarter Utilization

Well Intervention

- Fleet utilization 67%
  - 98% in the Gulf of America (includes *Q4000* operations in Nigeria)
  - 17% in the North Sea
  - 96% in Brazil
  - 48% on the *Q7000* (includes 37 mobilization and transit days prior to commencing operations for Shell in Brazil)
- 15K IRS idle; 10K IRSs idle; ROAM idle

Production Facilities

- *Helix Producer I* operated at full rates
- Thunder Hawk wells shut in

Robotics

- 244 chartered vessel days (67% utilization)
- 135 integrated vessel trenching days
- 1,885 work class ROV days
- 51% overall ROV and trencher utilization

Shallow Water Abandonment

- 35% liftboat, offshore supply vessel (OSV) and crewboat combined utilization
- 11% diving support vessel (DSV) utilization
- 0% utilization on *Epic Hedron* heavy lift barge
- 264 days, or 11%, combined utilization on 20 plug and abandonment (P&A) systems and six coiled tubing (CT) systems

8

OPERATIONAL HIGHLIGHTS

Well Intervention Utilization

- ***Q4000*** (Gulf of America, West Africa) – 95% utilized in Q1; continued production enhancement and abandonment work on nine wells for customer offshore Nigeria; project completed and vessel commenced return transit to the Gulf of America mid April
- ***Q5000*** (Gulf of America) – 100% utilized in Q1; completed production enhancement and decommissioning scopes on six wells for one customer
- ***Well Enhancer*** (North Sea) – 34% utilized in Q1; resumed seasonal operations in March performing decommissioning operations for one customer
- ***Seawell*** (North Sea) – idle during Q1; completed regulatory dry dock, then entered stacking mode where it's expected to remain during 2025
- ***Q7000*** (Brazil) – 48% utilized in Q1; arrived in Brazilian waters early January and underwent an approximate 47-day regulatory docking, followed by mobilization activities; vessel commenced operations and revenue recognized beginning late March on 400-day contract with Shell; vessel utilization includes 37 days of transit and mobilization with related fees and costs deferred and recognized over the 400-day contract period
- ***Siem Helix 1*** (Brazil) – 100% utilized in Q1; completed decommissioning scopes on three wells and production enhancement scopes on two wells for Trident Energy, performed one production enhancement scope at higher rates for another customer, then resumed operations for Trident at quarter-end
- ***Siem Helix 2*** (Brazil) – 92% utilized in Q1; completed vessel acceptance and commenced three-year contract with Petrobras early January; performed production enhancement scope on one well and decommissioning scopes on two wells
- **15K IRS** – idle during Q1
- **10K IRS** – idle during Q1
- **ROAM** – idle during Q1


Gulf of America[1] (Q4000 and Q5000)
79%
53%
82%
97%
98%
82%
100%
96%
98%
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25


North Sea[2] (Seawell and Well Enhancer)
81%
100%
98%
100%
68%
100%
96%
38%
17%
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25


Q7000[3]
41%
91%
88%
68%
100%
100%
100%
99%
48%


Brazil (Siem Helix 1 and Siem Helix 2)
97%
97%
97%
99%
100%
99%
93%
94%
96%
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25

[1] Gulf of America utilization includes *Q4000* utilization offshore Nigeria during Q4 2024 and Q1 2025 on a six-month contract
[2] North Sea utilization includes *Seawell* utilization in the western Mediterranean between Q4 2023 and Q2 2024
[3] *Q7000* utilization includes utilization in New Zealand in 2023, Australia in 2024 and Brazil in Q1 2025

9

OPERATIONAL HIGHLIGHTS

Robotics Utilization

- ***Grand Canyon II*** (Asia Pacific) – 45 days (59%) utilized[3] in Q1; completed deepwater salvage project offshore Japan and commenced approximate three-month oil and gas ROV support project offshore Malaysia; underwent approximate three-week regulatory drydock during Q1
- ***Grand Canyon III*** (North Sea) – 80 days (89%) utilized in Q1; performed oil and gas trenching projects for one customer and renewables trenching project for another customer; incurred short scheduling gap during Q1
- ***Shelia Bordelon*** (Gulf of America / US East Coast) – four days (7%) utilized[3] in Q1; underwent regulatory drydock through late-February 2025 and performed short ROV project for oil and gas customer in Gulf of America
- ***North Sea Enabler*** (North Sea) – 59 days (97%) utilized in Q1 performing renewables trenching for one customer; underwent approximate 30-day docking during quarter
- ***Glomar Wave*** (North Sea) – 35 days (100%) utilized in Q1 performing site clearance services for windfarm project; vessel on flexible 270-day charter in 2025
- ***Trym*** (North Sea) – 21 days (56%) utilized in Q1 performing renewables site clearance project following charter commencement late February 2025
- **Trenching** – 135 integrated vessel trenching days[1] on renewables and oil and gas trenching projects on *Grand Canyon III* and *North Sea Enabler*; 90 days stand-alone trenching on the T1400-1 on a third-party vessel
- **Site Clearance** – 21 days utilization on IROV2 boulder grab on the *Trym*



Vessel Operations
295
66
435
194
506
276
463
271
333
85
528
232
532
249
508
269
244
135
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Total Vessel Days
Integrated Vessel Trenching Days[1]



ROV Utilization
56%
2,310
58%
2,419
67%
2,837
68%
2,893
58%
2,425
76%
3,242
77%
3,336
64%
2,754
51%
2,175
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Total ROV Days
Total ROV utilization (%)[2]

[1] Integrated vessel trenching days represents trenching activities utilizing Helix trenchers on Helix-chartered vessels and excludes stand-alone trenching operations on third-party vessels of 90 days, 58 days, 49 days, 92 days, 26 days and 90 days during Q1 2023, Q2 2023, Q2 2024, Q3 2024, Q4 2024 and Q1 2025, respectively

[2] Total ROV utilization includes 39 work class ROVs and six trenchers; IROV boulder grabs placed into service end of Q3 2022 and Q1 2024

[3] Utilization percentages exclude approximately 13 days on the *Grand Canyon II* and 25 days on the *Shelia Bordelon* during which the vessels were off-charter and no charter costs were payable by Helix

10

OPERATIONAL HIGHLIGHTS

Shallow Water Abandonment Utilization

Q1 activity levels reflect the expected seasonal slowdown in utilization in the Gulf of America shelf; several vessels temporarily stacked as a cost reduction measure based on current market levels

Offshore

- **Liftboats** – nine liftboats with combined utilization of 41% in Q1; three liftboats stacked during Q1
- **OSVs** – six OSVs and one crew boat with combined utilization of 27% in Q1; three vessels stacked throughout Q1

Energy Services

- **P&A Systems** – 204 days utilization, or 11%, on 20 P&A systems in Q1
- **CT Systems** – 60 days utilization, or 11%, on six CT systems in Q1

Diving & Heavy Lift

- ***Epic Hedron*** – heavy lift barge idle in Q1
- **DSVs** – three DSVs with combined utilization of 11% in Q1



P&A and CT Systems
77%
92%
84%
65%
29%
30%
29%
23%
16%
11%
44%
56%
47%
36%
17%
26%
12%
11%
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
P&A Systems¹
CT Systems¹



Heavy Lift
14%
79%
100%
76%
0%
46%
88%
41%
0%
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Heavy Lift Derrick Barge



Liftboats and OSVs
86%
88%
85%
80%
58%
57%
62%
58%
41%
39%
76%
91%
71%
35%
62%
86%
71%
27%
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Liftboats
OSVs and Crew Boat



Diving
31%
53%
93%
46%
19%
53%
91%
74%
11%
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Diving Vessels

[1] Systems utilization includes six CT systems; 15 P&A systems until August 2023 and 20 P&A systems beginning September 2023

11

12 Key Financial Metrics

13 13 Total funded debt† of $319 million at 3/31/25 • $300 million Senior Notes due 2029 – 9.75% • $19 million MARAD Debt – 4.93% • Semi-annual amortization payments through maturity in Q1 2027 KEY FINANCIAL METRICS Debt Instrument Profile † Excludes $8 million of remaining unamortized debt discount and issuance costs $4 $10 $5 $300 $0 $50 $100 $150 $200 $250 $300 2025 2026 2027 2028 2029 Principal Payment Schedule at 3/31/25 ($ in millions) MARAD 2029 Senior Notes $189 $332 $368 $370 ($264) ($362) ($315) ($311) $285 $431 $430 $405 $(75) $(30) $53 $59 ($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 Cash Long-term debt Liquidity Net Debt 12/31/22 12/31/23 12/31/24 3/31/25 Debt and Liquidity Profile at 3/31/25 ($ in millions) 1 Long-term debt net of debt issuance costs 2 Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix’s ABL facility but excludes cash pledged to the ABL facility 3 Net Debt is a non-GAAP financial measure; see non-GAAP reconciliations below 1 2 3 Amounts may not add due to rounding

14 14 Historical Quarterly Revenue, Earnings and Cash Flow • Seasonal activities generate stronger performance during Q2 and Q3 and a decline in activity during Q1 and Q4: • Seasonal peaks generally in Q3 and troughs in Q1 • Business units most impacted by seasonality include: • Well Intervention and Robotics in the North Sea • Shallow Water Abandonment • Quarterly activity also influenced by the timing of regulatory dockings and long-term transits and mobilizations 1 EBITDA is a non-GAAP financial measure; see non-GAAP reconciliations below

15 2025 Outlook

2025 OUTLOOK

Forecast

Key Financial Metrics

($ in millions)		2025 Outlook		Change in Midpoint[3]
Revenues	$	1,250 - 1,410	$	(100)
Adjusted EBITDA[1]		248 - 303		(75)
Capital Additions[2]		65 - 75		(10)
Free Cash Flow[1,3]		100 - 160		(70)
Revenue Split:				
Well Intervention	$	750 - 850	$	(70)
Robotics		290 - 315		(13)
Shallow Water Abandonment		180 - 205		(18)
Production Facilities		65 - 75		(5)
Eliminations		(35)		5
Total Revenue	**$**	**1,250 - 1,410**	**$**	**(100)**

Amounts may not add due to rounding

1 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below

2 Capital Additions include regulatory certification costs for our vessels and systems as well as other capital expenditures

3 Change in Midpoint reflects the current midpoint compared to the midpoint of the 2025 Outlook provided on February 24, 2025

Key Forecast Changes and Drivers

Our 2025 outlook has been reduced primarily to align with the expected decline in activity in our North Sea Well Intervention segment and our decision to warm-stack the **Seawell** ***for the remainder of 2025; remaining reductions to the 2025 outlook reflect increased risk in our other segments due to the uncertainties in the current economic climate***

Our outlook for the remainder of 2025 will be affected by, among other things, the reaction of our customers to the evolving significant global market events and the following expected key drivers:

Well Intervention

- *North Sea* – utilization on the *Well Enhancer*
- *Q4000* – utilization in late 2025
- *Q5000* – operating efficiency
- Brazil – *Siem Helix 1* transition from Trident to new Petrobras contract; *Siem Helix 2* operating efficiency
- *Q7000* – operating efficiency

Robotics

- Seasonal utilization in the North Sea and Asia Pacific on chartered vessels

Shallow Water Abandonment

- Strength of contracting for oil and gas properties in bankruptcies reverting to former owners; seasonal utilization of shallow water operations

Production Facilities

- Thunder Hawk timing of remediation efforts

16

17 17 Well Intervention • Q5000 (Gulf of America) – contracted work into Q4 2025 with high expected utilization through 2025 • Q4000 (Gulf of America / West Africa) – contracted work in Nigeria through mid-April; vessel subsequently demobilized and commenced transit back to Gulf of America for contracted three-well abandonment project and other identified opportunities during remainder of 2025 • Well Enhancer (North Sea) – contracted work during Q2 and combination of contracted work and identified opportunities during Q3 and Q4; all North Sea Well Intervention work expected to be concentrated onto the vessel • Seawell (North Sea) – vessel warm-stacked with work concentrated onto the Well Enhancer; no utilization expected during 2025 • Q7000 (Brazil) – under 400-day contract for Shell into 2026 • Siem Helix 1 (Brazil) – under decommissioning contract for Trident Energy into Q4 2025, followed by commencement of three-year contract with Petrobras • Siem Helix 2 (Brazil) – under three-year contract with Petrobras into 2028 • IRS rental units (Global) – 15K IRS being marketed globally with identified opportunities for Q3; 10K IRS rentals being marketed globally Shallow Water Abandonment • Liftboats – expect seasonal utilization on up to seven liftboats during remainder of 2025 • OSVs – expect seasonal utilization on up to four OSVs during remainder of 2025 • P&A Systems – expect seasonal utilization on up to 12 P&A systems during remainder of 2025 • CT Systems – expect seasonal utilization on up to three CT systems during remainder of 2025 • DSVs – expect seasonal utilization on all three diving vessels during remainder of 2025 • Epic Hedron – expect good seasonal utilization during remainder of 2025 Robotics • Grand Canyon II (Asia Pacific) – vessel expected to be highly utilized during 2025 with contracted ROV support work in Malaysia and Thailand through Q3 and identified opportunities in Q4 • Grand Canyon III (North Sea) – expected to be highly utilized on contracted trenching scopes for both renewables and oil and gas customers throughout 2025 • Shelia Bordelon (U.S.) – expected to be highly utilized through July on contracted work on the U.S. East Coast and Gulf of America, with identified opportunities for remainder of 2025 • North Sea Enabler (North Sea) – expected to have high utilization during 2025 performing trenching and ROV support on both oil and gas and renewable projects • Glomar Wave (North Sea) – under flexible charter with contracted UXO and boulder clearance work into November • Trym (North Sea) – performing contracted renewable site preparation and site clearance work expected into Q3; vessel expected to pursue follow-on site clearance opportunities for remainder of 2025 • Trenchers (Global) – six trenchers with expected two ongoing working integrated vessel trencher spreads in the North Sea, one trencher working on third-party vessel in Taiwan, one trencher contracted to work on third-party vessel in the Mediterranean beginning mid-2025 and the i-Plough contracted on a Helix-chartered vessel in Baltic Sea for approximately 75 days commencing Q2 • ROVs (Global) – expect strong ROV utilization similar to 2024 Production Facilities • Helix Producer I – under contract throughout 2025 • Thunder Hawk – wells expected to be shut in throughout 2025 • Droshky – ongoing production expected throughout 2025 2025 OUTLOOK Segments Outlook

18 18 2025 Capital additions1 are forecasted at approximately $65 – $75 million: • Capital Additions during Q1 included approximately $26 million for regulatory certification costs for our vessels and systems (principally on the Q7000 and Seawell), which are reported in operating cash flows, and approximately $5 million for capital expenditures • Capital additions during the remainder of 2025 are expected to be: • Approximately $21 – $26 million for regulatory recertifications of our vessels and systems, reported in operating cash flows • Approximately $14 – $19 million for capital expenditures, reported in investing cash flows Free Cash Flow2 • Free Cash Flow outlook includes approximately $65 – $75 million of capital spending, $30 million of cash interest, and cash taxes expected between $40 – $50 million • Working capital expected to be impacted by seasonality and the timing of payments related to extended mobilizations Balance Sheet • No significant debt maturities until 2029; semi-annual maturity of our MARAD debt of $4 million remaining in 2025 • Targeting a minimum 25% of Free Cash Flow for share repurchases 2025 OUTLOOK Capital Additions, Cash Flow and Balance Sheet 1 Capital additions represents accrued capital additions; total cash capital spending was approximately $18 million for regulatory certification costs and $4 million for capital expenditures during Q1 2 Free Cash Flow is a non-GAAP financial measure; see non-GAAP reconciliations below

19 Capital Allocation Strategic Capital • Build cash surplus to deploy opportunistically Return to Shareholders • $200M share repurchase plan • $42M of repurchases to date under plan Maintenance Capital • Regulatory certification of vessels and systems Balance Sheet • Simplified capital structure • Maintain sufficient liquidity, low net debt $405M Liquidity at 3/31/25 ($59M) Net Debt1 at 3/31/25 Targeting minimum 25% FCF $65-75M Forecasted in 2025 Opportunistic KEY FINANCIAL METRICS 1 Net Debt is a non-GAAP financial measure; see non-GAAP reconciliation below

20 Non-GAAP Reconciliations

21 21 NON-GAAP RECONCILIATIONS Non-GAAP Reconciliations Year Ended ($ in thousands, unaudited) 3/31/25 3/31/24 12/31/24 12/31/24 Reconciliation from Net Income (Loss) to Adjusted EBITDA: Net income income (loss) 3,072 $ (26,287) $ 20,121 $ 55,637 $ Adjustments: Income tax provision (benefit) 453 (1,698) 3,880 26,427 Net interest expense 5,706 5,477 5,572 22,629 Other expense, net 357 2,216 1,275 3,922 Depreciation and amortization 42,482 46,353 40,564 173,292 EBITDA 52,070 26,061 71,412 281,907 Adjustments: Loss on disposition of assets - 150 429 479 Losses related to convertible senior notes - 20,922 - 20,922 General release of current expected credit losses (85) (143) (200) (161) Adjusted EBITDA 51,985 $ 46,990 $ 71,641 $ 303,147 $ Free Cash Flow: Cash flows from operating activities 16,442 $ 64,484 $ 77,977 $ 186,028 $ Less: Capital expenditures, net of proceeds from asset sales and insurance recoveries (4,488) (3,242) (12,523) (22,840) Free Cash Flow 11,954 $ 61,242 $ 65,454 $ 163,188 $ Net Debt: Long-term debt including current maturities of long-term debt 311,109 $ 318,164 $ 315,157 $ 315,157 $ Less: Cash and cash equivalents (369,987) (323,849) (368,030) (368,030) Net Debt (58,878) $ (5,685) $ (52,873) $ (52,873) $ Three Months Ended

NON-GAAP RECONCILIATIONS

Non-GAAP Reconciliations

($ in thousands, unaudited)	Three Months Ended 3/31/23	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25
Reconciliation from Net Income (Loss) to Adjusted EBITDA:									
Net income income (loss)	$ (5,165)	$ 7,100	$ 15,560	$ (28,333)	$ (26,287)	$ 32,289	$ 29,514	$ 20,121	$ 3,072
Adjustments:									
Income tax provision (benefit)	(2,018)	3,312	8,337	8,721	(1,698)	14,725	9,520	3,880	453
Net interest expense	4,187	4,228	4,152	4,771	5,477	5,891	5,689	5,572	5,706
Other (income) expense, net	(3,444)	5,740	8,257	(6,963)	2,216	382	49	1,275	357
Depreciation and amortization	37,537	39,227	43,249	44,103	46,353	43,471	42,904	40,564	42,482
EBITDA	31,097	59,607	79,555	22,299	26,061	96,758	87,676	71,412	52,070
Adjustments:									
(Gain) loss on disposition of assets	(367)	-	-	-	150	-	(100)	429	-
Acquisition and integtation costs	231	309	-	-	-	-	-	-	-
Change in fair value of contingent consideration	3,992	10,828	16,499	10,927	-	-	-	-	-
Losses related to convertible senior notes	-	-	-	37,277	20,922	-	-	-	-
General provision for (release of) current expected credit losses	141	548	331	129	(143)	137	45	(200)	(85)
Adjusted EBITDA	$ 35,094	$ 71,292	$ 96,385	$ 70,632	$ 46,990	$ 96,895	$ 87,621	$ 71,641	$ 51,985
Free Cash Flow:									
Cash flows from operating activities	$ (5,392)	$ 31,501	$ 31,611	$ 94,737	$ 64,484	$ (12,164)	$ 55,731	$ 77,977	$ 16,442
Less: Capital expenditures, net of proceeds from asset sales and insurance recoveries	(6,300)	(1,255)	(8,245)	(2,859)	(3,242)	(3,989)	(3,086)	(12,523)	(4,488)
Free Cash Flow	$ (11,692)	$ 30,246	$ 23,366	$ 91,878	$ 61,242	$ (16,153)	$ 52,645	$ 65,454	$ 11,954
Net Debt:									
Long-term debt including current maturities of long-term debt	$ 260,460	$ 260,968	$ 227,257	$ 361,722	$ 318,164	$ 318,629	$ 314,673	$ 315,157	$ 311,109
Less: Cash and cash equivalents and restricted cash	(169,182)	(182,651)	(168,370)	(332,191)	(323,849)	(275,066)	(324,120)	(368,030)	(369,987)
Net Debt	$ 91,278	$ 78,317	$ 58,887	$ 29,531	$ (5,685)	$ 43,563	$ (9,447)	$ (52,873)	$ (58,878)

22

23 23 NON-GAAP RECONCILIATIONS Non-GAAP Definitions Non-GAAP Financial Measures We define EBITDA as earnings before income taxes, net interest expense, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude gains or losses on disposition of assets, acquisition and integration costs, gains or losses related to convertible senior notes, the change in fair value of contingent consideration and the general provision (release) for current expected credit losses, if any. We define Free Cash Flow as cash flows from operating activities less capital expenditures, net of proceeds from asset sales and insurance recoveries (related to property and equipment), if any. Net debt is calculated as long-term debt including current maturities of long-term debt less cash and cash equivalents and restricted cash. We use EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures. See reconciliation of the non-GAAP financial information presented in this press release to the most directly comparable financial information presented in accordance with GAAP. We have not provided reconciliations of forward-looking non-GAAP financial measures to comparable GAAP measures due to the challenges and impracticability with estimating some of the items without unreasonable effort, which amounts could be significant.

At Helix, our purpose is to enable energy transition through: Maximizing Existing Reserves Enhancing remaining production from existing oil and gas wells Lowering Decommissioning Costs Restoring the seabed in an environmentally safe manner Offshore Renewables & Wind Farms Transitioning our energy economy to a sustainable model